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                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT


                      Pursuant to Section 13 or 15 of the
                        Securities Exchange Act of 1934

                       Date of Report: September 11, 1996
               Date of Earliest Event Reported: September 6, 1996



                           TELE-COMMUNICATIONS, INC.
             (Exact name of Registrant as specified in its Charter)

                                    DELAWARE
                 (State or other jurisdiction of incorporation)

                          0-20421          84-1260157
     (Commission File Number)    (I.R.S. Employer Identification No.)


                                TERRACE TOWER II
                                5619 DTC Parkway
                        Englewood, Colorado  80111-3000
                    (Address of principal executive offices)

      Registrant's telephone number, including area code:  (303) 267-5500

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Item 5.  Other Events.
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         Pursuant to a Registration Statement on Form S-3 (File No. 33-63139)
(the "Registration Statement") filed with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), and declared effective by the Commission on November 13, 1995, TCI Communications, Inc., a Delaware corporation ("TCIC"), has registered its senior, senior subordinated and subordinated debt securities (the "Debt Securities"), and the Registrant has registered (i) such indeterminate number of shares of its Series A TCI Group Common Stock, $1.00 par value per share, as may be issued from time to time upon conversion of any of the Debt Securities that are issued as convertible Debt Securities and (ii) certain guarantees of Debt Securities, for delayed or continuous offering to the public pursuant to Rule 415 under the Act for a maximum aggregate initial offering price of $3 billion (or the equivalent thereof denominated in one or more foreign currencies, foreign currency units or composite currencies).

     On September 6, 1996, TCIC publicly offered $350,000,000 of a series of senior Debt Securities, which closed on September 11, 1996. In connection with that offering, a Prospectus Supplement, dated September 6, 1996 (the "Prospectus Supplement"), of TCIC was filed with the Commission pursuant to Rule 424(b) under the Act. In connection with the preparation and filing of the Prospectus Supplement, the prospectus of TCIC and the Registrant that forms part of the Registration Statement was updated to September 6, 1996, and such prospectus, dated September 6, 1996 (the "Prospectus"), was filed with the Commission pursuant to Rule 424(b). Registrant does not believe that any of the updating information in the Prospectus represents, either individually or in the aggregate, a "fundamental change" (as such term is used in Item 512(a)(1)(ii) of Regulation S-K) in the information set forth in the Prospectus or the Registration Statement.

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     The Prospectus incorporates by reference reports of the Registrant and TCIC that include audited financial statements and the related audit reports of certain accounting firms, and the names of such accounting firms are referred to under the caption "Experts" in the Prospectus. The consents of such accounting firms to the incorporation by reference in the Prospectus of their respective audit reports and to the reference to their respective names under the heading "Experts" in the Prospectus (the "Accounting Consents") are filed as Exhibits
23.1 through 23.8, inclusive, hereto.

     The Registrant is filing this Current Report on Form 8-K in order to cause the Accounting Consents to be incorporated into the Registration Statement (and the Prospectus that forms a part thereof) by reference. By filing this Current Report on Form 8-K, however, the Registrant does not believe that any of the Accounting Consents or the information set forth herein represent, either individually or in the aggregate, a "fundamental change" (as such term is used in Item 512(a)(1)(ii) of Regulation S-K) in the information set forth in the Prospectus or the Registration Statement.

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Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

Exhibits
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23.1  Consent of KPMG Peat Marwick LLP.

23.2  Consent of KPMG Peat Marwick LLP.

23.3  Consent of KPMG Peat Marwick LLP.

23.4  Consent of KPMG Peat Marwick LLP.

23.5  Consent of KPMG Peat Marwick LLP.

23.6  Consent of KPMG.

23.7  Consent of KPMG Finsterbusch Pickenhayn Sibille.

23.8  Consent of Price Waterhouse LLP.

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                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 11, 1996

                           TELE-COMMUNICATIONS, INC.
                                 (Registrant)



                                 By: /s/ Stephen M. Brett
                                    -----------------------------------------
                                    Name:  Stephen M. Brett
                                    Title: Executive Vice President


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                                 EXHIBIT INDEX
                                 -------------

Exhibits
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23.1  Consent of KPMG Peat Marwick LLP.

23.2  Consent of KPMG Peat Marwick LLP.

23.3  Consent of KPMG Peat Marwick LLP.

23.4  Consent of KPMG Peat Marwick LLP.

23.5  Consent of KPMG Peat Marwick LLP.

23.6  Consent of KPMG.

23.7  Consent of KPMG Finsterbusch Pickenhayn Sibille.

23.8  Consent of Price Waterhouse LLP.

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